Lincoln Financial Group
Available-For-Sale ("AFS") Securities by Industry Classifications
(in millions)

	As of September 30, 2010					As of June 30, 2010
			Unrealized		%			Unrealized		%
	Amortized	Unrealized	Losses	Fair	Fair	Amortized	Unrealized	Losses	Fair	Fair
Fixed Maturity AFS Securities	Cost	Gains	and OTTI	Value	Value	Cost	Gains	and OTTI	Value	Value
Industry corporate bonds:
Financial services	$8,420	$633	$127	$8,926	12.7%	$8,287	$429	$158	$8,558	12.8%
Basic industry	2,411	257	19	2,649	3.8%	2,255	187	32	2,410	3.6%
Capital goods	3,290	366	5	3,651	5.2%	3,328	283	27	3,584	5.4%
Communications	3,013	366	21	3,358	4.8%	2,913	258	26	3,145	4.7%
Consumer cyclical	2,750	269	46	2,973	4.2%	2,584	221	48	2,757	4.1%
Consumer non-cyclical	7,205	964	7	8,162	11.6%	6,859	745	3	7,601	11.3%
Energy	4,474	580	5	5,049	7.2%	4,391	393	56	4,728	7.1%
Technology	1,295	161	-	1,456	2.1%	1,220	132	-	1,352	2.0%
Transportation	1,282	155	1	1,436	2.0%	1,268	117	5	1,380	2.1%
Industrial other	834	75	6	903	1.3%	807	61	6	862	1.3%
Utilities	9,695	1,086	20	10,761	15.3%	9,588	800	30	10,358	15.4%
Corporate asset-backed securities ("ABS"):
Collateralized debt obligations ("CDOs") (1)	128	16	11	133	0.2%	129	14	15	128	0.2%
Commercial real estate ("CRE") CDOs	47	-	19	28	0.0%	49	-	20	29	0.0%
Credit card (1)	834	44	6	872	1.2%	833	37	6	864	1.3%
Home equity	1,031	8	286	753	1.1%	1,047	4	324	727	1.1%
Manufactured housing	113	4	3	114	0.2%	116	4	4	116	0.2%
Auto loan	201	4	-	205	0.3%	214	4	-	218	0.3%
Other	226	26	1	251	0.4%	228	19	2	245	0.4%
Commercial mortgage-backed securities ("CMBS")
Non-agency backed	2,275	118	250	2,143	3.0%	2,314	93	274	2,133	3.2%
Collateralized mortgage and other obligations ("CMOs")
Agency backed	4,126	388	-	4,514	6.4%	4,190	376	-	4,566	6.8%
Non-agency backed	1,787	17	282	1,522	2.2%	1,798	12	361	1,449	2.2%
Mortgage pass through securities ("MPTS"):
Agency backed	3,165	148	-	3,313	4.7%	3,273	151	-	3,424	5.1%
Non-agency backed	2	-	-	2	0.0%	63	1	4	60	0.1%
Municipals:
Taxable	2,766	200	8	2,958	4.2%	2,425	121	12	2,534	3.8%
Tax-exempt	3	-	-	3	0.0%	6	-	-	6	0.0%
Government and government agencies:
United States	990	161	-	1,151	1.6%	1,030	130	5	1,155	1.7%
Foreign	1,416	157	6	1,567	2.2%	1,354	99	15	1,438	2.1%
Hybrid and redeemable preferred stock	1,523	67	142	1,448	2.1%	1,320	22	197	1,145	1.7%
Total fixed maturity AFS securities	65,302	6,270	1,271	70,301	100.0%	63,889	4,713	1,630	66,972	100.0%
Equity AFS Securities	174	35	4	205		356	17	127	246
Total AFS securities	65,476	6,305	1,275	70,506		64,245	4,730	1,757	67,218
Trading Securities (2)	2,361	389	39	2,711		2,333	326	51	2,608
Total AFS and trading securities	$67,837	$6,694	$1,314	$73,217		$66,578	$5,056	$1,808	$69,826

(1)	Includes amortized cost of $568 million ABS Credit Card assets that were reclassified from ABS credit-linked notes ("CLN") assets as a result of adopting ASU 2009-17 as of January 1, 2010. Refer to Note 4, "Variable Interest Entities," of our March 31, 2010
Form 10-Q for further details.
(2)
Certain of our trading securities support our modified coinsurance arrangements ("Modco") and the investment results are passed directly to the reinsurers. Refer to the "Trading Securities" section of our 2009 Form 10-K for further details.

Lincoln Financial Group
AFS Securities Backed by Pools of Residential Mortgages
As of September 30, 2010
(in millions)

	Prime Agency		Prime/Non-Agency		Alt-A		Subprime		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Type
CMOs and MPTS	$7,827	$7,291	$1,029	$1,186	$495	$603	$-	$-	$9,351	$9,080
ABS home equity	5	5	-	-	283	364	465	662	753	1,031
Total by type (1)(2)	$7,832	$7,296	$1,029	$1,186	$778	$967	$465	$662	$10,104	$10,111

Rating
AAA	$7,815	$7,281	$283	$285	$131	$139	$198	$206	$8,427	$7,911
AA	-	-	32	38	96	109	33	35	161	182
A	17	15	9	10	55	61	16	25	97	111
BBB	-	-	50	56	7	7	32	49	89	112
BB and below	-	-	655	797	489	651	186	347	1,330	1,795
Total by rating (1)(2)(3)	$7,832	$7,296	$1,029	$1,186	$778	$967	$465	$662	$10,104	$10,111

Origination Year
2004 and prior	$2,578	$2,392	$300	$319	$292	$328	$230	$283	$3,400	$3,322
2005	903	821	190	230	227	281	173	240	1,493	1,572
2006	282	258	207	225	209	283	60	136	758	902
2007	1,197	1,072	332	412	50	75	-	-	1,579	1,559
2008	314	288	-	-	-	-	-	-	314	288
2009	1,495	1,433	-	-	-	-	2	3	1,497	1,436
2010	1,063	1,032	-	-	-	-	-	-	1,063	1,032
Total by origination year (1)(2)	$7,832	$7,296	$1,029	$1,186	$778	$967	$465	$662	$10,104	$10,111

(1)
Does not include fair value of trading securities totaling $290 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $290 million in trading securities consisted of

$260 million prime, $17 million Alt-A and $13 million subprime.
(2)
Does not include amortized cost of trading securities totaling $287 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $287 million in trading securities consisted of $251 million prime, $20 million Alt-A and $16 million subprime.

(3)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P")) or are based on internal ratings for those securities where external ratings are not available.  For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
AFS Securities Backed by Pools of Residential Mortgages
As of September 30, 2010
(in millions)

Prime Agency and Non-Agency

	AAA (3)		AA (3)		A(3)		BBB (3)		BB & Below (3)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$2,823	$2,643	$27	$33	$26	$25	$1	$2	$1	$8	$2,878	$2,711
2005	909	827	-	-	-	-	49	54	135	170	1,093	1,051
2006	296	271	5	5	-	-	-	-	188	207	489	483
2007	1,198	1,072	-	-	-	-	-	-	331	412	1,529	1,484
2008	314	288	-	-	-	-	-	-	-	-	314	288
2009	1,495	1,433	-	-	-	-	-	-	-	-	1,495	1,433
2010	1,063	1,032	-	-	-	-	-	-	-	-	1,063	1,032
Total by origination year (1)(2)	$8,098	$7,566	$32	$38	$26	$25	$50	$56	$655	$797	$8,861	$8,482

Alt-A

	AAA (3)		AA (3)		A(3)		BBB (3)		BB & Below (3)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$125	$127	$87	$99	$45	$50	$7	$7	$28	$45	$292	$328
2005	6	12	-	-	10	11	-	-	211	258	227	281
2006	-	-	9	10	-	-	-	-	200	273	209	283
2007	-	-	-	-	-	-	-	-	50	75	50	75
Total by origination year (1)(2)	$131	$139	$96	$109	$55	$61	$7	$7	$489	$651	$778	$967

Subprime

	AAA (3)		AA (3)		A(3)		BBB (3)		BB & Below (3)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$153	$157	$28	$30	$8	$17	$2	$6	$39	$73	$230	$283
2005	45	49	5	5	8	8	30	43	85	135	173	240
2006	-	-	-	-	-	-	-	-	60	136	60	136
2009	-	-	-	-	-	-	-	-	2	3	2	3
Total by origination year (1)(2)	$198	$206	$33	$35	$16	$25	$32	$49	$186	$347	$465	$662

(1)
Does not include fair value of trading securities totaling $290 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $290 million in trading securities consisted of

$260 million prime, $17 million Alt-A and $13 million subprime.
(2)
Does not include amortized cost of trading securities totaling $287 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $287 million in trading securities consisted of $251 million prime, $20 million Alt-A and $16 million subprime.
(3)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch, Moody's and S&P) or are based on internal ratings for those securities where external ratings are not available. For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
AFS Securities Backed by Pools of Consumer Loan ABS
As of September 30, 2010
(in millions)

	Credit Card (1)		Auto Loans		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Rating
AAA	$846	$808	$205	$201	$1,051	$1,009
BBB	26	26	-	-	26	26
Total by rating (1)(2)(3)	$872	$834	$205	$201	$1,077	$1,035

(1)
Includes amortized cost of $568 million ABS Credit Card assets that were reclassified from ABS CLN assets as a result of adopting ASU 2009-17 as of January 1, 2010. Refer to Note 4, "Variable Interest Entities," of our March 31, 2010 Form 10-Q for further details.
(2)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch, Moody’s and S&P) or are based on internal ratings for those securities where external ratings are not available. For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.
(3)
Does not include the fair value of trading securities totaling $3 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $3 million in trading securities consisted of credit card securities.

Lincoln Financial Group
AFS Securities Backed by Pools of Commercial Mortgages
As of September 30, 2010
(in millions)

	Multiple Property		Single Property		CRE CDOs		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Type
CMBS	$2,069	$2,163	$74	$112	$-	$-	$2,143	$2,275
CRE CDOs	-	-	-	-	28	47	28	47
Total by type (1)	$2,069	$2,163	$74	$112	$28	$47	$2,171	$2,322

Rating
AAA	$1,429	$1,330	$28	$27	$-	$-	$1,457	$1,357
AA	269	267	8	10	-	-	277	277
A	136	142	13	13	5	6	154	161
BBB	101	113	6	6	15	18	122	137
BB and below	134	311	19	56	8	23	161	390
Total by rating (1)(2)	$2,069	$2,163	$74	$112	$28	$47	$2,171	$2,322

Origination Year
2004 and prior	$1,335	$1,339	$43	$44	$8	$9	$1,386	$1,392
2005	384	399	29	60	12	15	425	474
2006	150	209	2	8	8	23	160	240
2007	153	170	-	-	-	-	153	170
2010	47	46	-	-	-	-	47	46
Total by origination year (1)	$2,069	$2,163	$74	$112	$28	$47	$2,171	$2,322

	AAA (2)		AA (2)		A (2)		BBB (2)		BB & Below (2)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$974	$927	$237	$238	$76	$81	$28	$30	$71	$116	$1,386	$1,392
2005	324	292	19	20	6	6	38	49	38	107	425	474
2006	84	75	11	9	8	7	25	27	32	122	160	240
2007	75	63	10	10	17	21	31	31	20	45	153	170
2010	-	-	-	-	47	46	-	-	-	-	47	46
Total by origination year (1)	$1,457	$1,357	$277	$277	$154	$161	$122	$137	$161	$390	$2,171	$2,322

(1)
Does not include the fair value of trading securities totaling $75 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $75 million in trading securities consisted of

$72 million CMBS and $3 million CRE CDOs.
(2)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch, Moody’s and S&P) or are based on internal ratings for those securities where external ratings are not available. For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of September 30, 2010
(in millions)

Property Type	Carrying Value	%	State Exposure	Carrying Value	%
Office building	$2,330	34.3%	CA	$1,443	21.2%
Industrial	1,818	26.7%	TX	598	8.8%
Retail	1,597	23.5%	MD	427	6.3%
Apartment	637	9.4%	FL	314	4.6%
Hotel/Motel	192	2.8%	VA	309	4.5%
Mixed use	131	1.9%	TN	291	4.3%
Other commercial	94	1.4%	WA	278	4.1%
Total	$6,799	100.0%	AZ	264	3.9%
			NC	255	3.8%
			GA	233	3.4%
	Carrying		IL	217	3.2%
Geographic Region	Value	%	PA	199	2.9%
Pacific	$1,825	26.9%	NV	189	2.8%
South Atlantic	1,672	24.6%	OH	187	2.8%
Mountain	641	9.4%	IN	159	2.3%
East North Central	641	9.4%	MN	147	2.2%
West South Central	631	9.3%	NJ	135	2.0%
Middle Atlantic	430	6.3%	SC	120	1.8%
East South Central	415	6.1%	MA	116	1.7%
West North Central	378	5.6%	OR	104	1.5%
New England	166	2.4%	Other states under 2%	814	11.9%
Total	$6,799	100.0%	Total	$6,799	100.0%

Lincoln Financial Group
Exposure to Monoline Insurers
As of September 30, 2010
(in millions)

					Total
			Total	Total	Unrealized	Total
	Direct	Insured	Amortized	Unrealized	Loss	Fair
	Exposure (1)	Bonds (2)	Cost	Gain	and OTTI	Value
Monoline Name
AMBAC	$-	$241	$241	$6	$51	$196
ASSURED GUARANTY LTD	30	-	30	-	18	12
FGIC	-	84	84	2	24	62
FSA	-	47	47	1	1	47
MBIA	12	145	157	19	13	163
MGIC	-	5	5	-	-	5
PMI GROUP INC	24	-	24	-	7	17
RADIAN GROUP INC	16	-	16	-	2	14
XL CAPITAL LTD	72	63	135	3	9	129
Total by Monoline insurer (3)	$154	$585	$739	$31	$125	$645

(1)	Additional direct exposure through credit default swaps with a notional value totaling $20 million is excluded from this table.
(2)	Additional indirect insured exposure through structured securities is excluded from this table.
(3)
Does not include the fair value of trading securities totaling $32 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $32 million in trading securities consisted of $12 million of direct exposure and $20 million of insured exposure. This table also excludes insured exposure totaling $11 million for a guaranteed investment tax credit partnership.